UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21569

Pioneer Asset Allocation Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  July 31, 2020

Date of reporting period: August 1, 2019 through July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Solutions –
Balanced Fund
Annual Report | July 31, 2020
A: PIALX	C: PIDCX	R: BALRX	Y: IMOYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
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Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 3

Portfolio Management Discussion | 7/31/20
In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment over the 12-month period ended July 31, 2020, and the investment strategies applied to Pioneer Solutions –Balanced Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform in the 12-month period ended July 31, 2020?
A    The Fund’s Class A shares returned 3.06% at net asset value during the 12-month period ended July 31, 2020, while the Fund’s blended benchmark, which is comprised of 60% Morgan Stanley Capital International (MSCI) World NR Index1/40% Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.98%. During the same period, the Fund’s market benchmarks, the MSCI World NR Index (the MSCI Index) and the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 7.23% and 10.12%, respectively, while the average return of the 478 mutual funds in Morningstar’s World Allocation Funds category was 0.17%.
Q    Could you characterize the economic and market environment during the 12-month period ended July 31, 2020?
A    Despite unexpected headlines and elevated market volatility in early 2020 due to the pandemic spread of the COVID-19 virus, both stocks and bonds delivered positive returns over the full 12-month period.

1    The MSCI information may only be used for your internal use, may not be reproduced or redissemi-nated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Looking first at equities, global stock markets posted robust gains from the beginning of the period in August 2019 through mid-February of 2020. During that time, investors exhibited optimism about the economic outlook, U.S. Federal Reserve (Fed) policy – which included three reductions in the federal funds target rate during 2019 – and signs of progress in the trade dispute between the United States and China. The environment changed abruptly in February, however, when the global spread of COVID-19 virus from China into Europe and the U.S. – and the resulting efforts at virus containment by governments at all levels –prompted investors to reduce their expectations for economic growth and corporate earnings. The ensuing market sell-off, while large in percentage terms, proved to be of relatively brief duration, as stocks staged a historic rally from late March through the end of period. The rally, which took place primarily in the second calendar quarter of 2020, derived mainly from a resurgence in investors’ confidence that the economy was on track for a “V-shaped” recovery (a sharp, dramatic rise) in the wake of significant stimulus efforts by world governments and central banks. In the United States, for instance, the Fed reduced the federal funds target rate to near zero, brought back some of its 2008-2009 financial crisis facilities, and initiated new bond-purchase programs to help inject liquidity into the financial system. Meanwhile, Congress and the White House agreed on a large stimulus package worth more than $2 trillion in the first quarter, and passed further stimulus measures in the second quarter. As a result, international stocks recaptured much of their lost ground, enabling the MSCI Index to finish the 12-month period with a healthy total return of more than 7%. U.S. equities outperformed the international markets over the 12-month period, as the Standard & Poor’s 500 Index returned nearly 12%, while growth stocks finished well ahead of value stocks. In each case, the return gap largely reflected the substantial outperformance of a narrow group of mega-cap U.S. technology stocks.
Fixed-income securities also produced robust gains during the 12-month period. Interest-rate-sensitive assets, such as U.S. Treasuries, staged an impressive advance thanks to the slowdown in economic growth, the dramatic shift to a very accommodative monetary policy by the Fed, and the demand for so-called “safer” investments during the COVID-19-induced sell-off in riskier assets during late-February and March 2020. Credit-sensitive areas of the fixed-income market, such as investment-grade corporates, high-yield bonds, and emerging markets debt, also
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 5

performed very well over the 12-month period. While those market segments moved sharply lower during the disruptions of February and March, they erased most of the losses once investors’ risk appetites began to rebound in the second quarter. The Bloomberg Barclays Index, the Fund’s fixed-income market benchmark, returned more than 10% for the full 12-month period.
Q    What were the largest factors in the Fund’s benchmark-relative underperformance during the 12-month period ended July 31, 2020?
A    The Fund had generated a competitive return versus its blended benchmark prior to the February-March market downturn, and relative performance had held up well during the big market sell-off. However, the Fund lagged its benchmarks considerably in the subsequent market recovery, as the positioning of some of the underlying funds in which we had invested the portfolio was too conservative to allow the Fund to participate fully in the gains that occurred from late March through the end of July 2020. In addition, the portfolio came under pressure from the collective underperformance of the underlying funds over the full 12-month period, leading to the Fund’s relative returns lagging those of its blended benchmark and the market indices (the MSCI Index and the Bloomberg Barclays Index).
The unusual nature of the market environment was another factor in the Fund’s benchmark-relative shortfall during the 12-month period. As we mentioned earlier, much of the gains in the global equity markets were attributable to the outsized returns generated by a relatively narrow group of mega-cap U.S. technology stocks. In contrast, in managing the Fund, we have sought to take a more diversified*, balanced investment approach geared toward generating solid longer-term results. We believe that strategy, rather than one that seeks to chase market momentum or take on excessive risk to capture the benefits of short-term trends, is better suited to help us pursue the Fund’s objectives. Unfortunately, our investment approach, which has led to the Fund’s having a diversified portfolio that incorporates underlying exposures to dividend**-paying stocks, the value market segment, and an overweight allocation to
*    Diversification does not assure a profit nor protect against loss.
**   Dividends are not guaranteed.
6 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

international equities, did not help the Fund keep pace with the technology-driven market of the past year, particularly in the April-July 2020 interval.
Q    Did the Fund have any exposure to derivative securities during the 12-month period ended July 31, 2020? If so, did the derivatives have an effect on performance?
A    The Fund had no exposure to derivatives during the 12-month period.
Q    What factors are you watching most closely as you determine the investment strategy for the Fund heading into its new fiscal year?
A    Despite the recent rally in the equity markets, we continue to see the COVID-19 pandemic and its effects on the global economy as a headwind. The divergence between the performance of the equity markets and recent economic data and corporate earnings releases is also concerning, in our view. On the other hand, the massive amounts of fiscal and monetary stimulus provided by governments and central banks have helped boost investors’ appetite for riskier assets. Against that backdrop, we believe the announcement of a successful vaccine or some more effective treatments for the COVID-19 virus would be a game changer in what is essentially a health crisis, not an economic crisis. In that vein, should some positive news on the vaccine or therapeutic fronts be forthcoming, we believe we could see the equity market rally broaden beyond the outperforming information technology growth sectors to include stocks in the more cyclical and value-oriented segments.
Within fixed income, the combination of attractive spreads, positive economic momentum, and supportive supply-and-demand dynamics has led us to enter the Fund’s new fiscal year with a constructive stance on the credit-sensitive markets. We believe current spreads within corporate bonds and securitized assets potentially offer attractive long-term value across a number of sectors; however, we also feel that security selection remains very important, given the partial recovery in credit spreads seen in the second quarter of 2020, and the ultimate dialing back of policy support from both governments and central banks. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 7

Please refer to the Schedule of Investments on pages 22–23 for a full listing of fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund is a “fund-of-funds” which seeks to achieve its investment objectives by investing primarily in funds managed by Amundi Pioneer, rather than making direct investments in securities. The Fund’s performance depends on the adviser’s skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds. The underlying funds’ performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Investments in equity securities are subject to price fluctuation.
When interest rates rise, the prices of fixed income securities held by the underlying funds will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by underlying funds will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
Some of the underlying funds may invest in real estate investment trust (REIT) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
8 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Derivatives may have a leveraging effect on the Fund.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund’s risks.
Before making an investment in any fund, you should consider all the risks associated with it.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 9

Portfolio Summary | 7/31/20

Asset Allocations

(As a percentage of total investments)*
Actual Portfolio Holdings

(As a percentage of total investments)*

Balanced/Flexible
Pioneer Multi-Asset Income Fund Class K	30.21%
Pioneer Flexible Opportunities Fund Class K	20.22
International Equities
Pioneer Global Equity Fund Class K	12.98%
Pioneer International Equity Fund Class Y	12.39
iShares MSCI Eurozone ETF	0.19

Fixed Income
Pioneer Strategic Income Fund Class K	5.07%
Pioneer Multi-Asset Ultrashort Income Fund Class K	5.02
Pioneer Corporate High Yield Fund Class Y	1.23
Pioneer Bond Fund Class K	0.28
U.S. Equities
Pioneer Core Equity Fund Class K	3.65%
Pioneer Fund Class K	3.64
Pioneer Fundamental Growth Fund Class K	2.60
Pioneer Equity Income Fund Class K	2.52

Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds’ web page(s) at www.amundipioneer.com/us.
*     Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Prices and Distributions | 7/31/20

Net Asset Value per Share
Class	7/31/20	7/31/19
A	$10.93	$11.29
C	$9.94	$10.32
R	$10.86	$11.19
Y	$11.11	$11.46

Distributions per Share: 8/1/19–7/31/20
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3630	$ —	$0.3624
C	$0.2799	$ —	$0.3624
R	$0.3103	$ —	$0.3624
Y	$0.3869	$ —	$0.3624

Index Definitions
The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–19
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 11

Performance Update | 7/31/20	Class A Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions – Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World ND Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund’s blended benchmark.
Average Annual Total Returns
(As of July 31, 2020)
		Public		Bloomberg	60% MSCI World ND
	Net Asset	Offering		Barclays	Index/40% Bloomberg
	Value	Price	MSCI World	U.S. Aggregate	Barclays U.S. Aggregate
Period	(NAV)	(POP)	ND Index	Bond Index	Bond Index
10 years	4.98%	4.36%	9.61%	3.87%	7.54%
5 years	2.03	0.83	7.52	4.47	6.57
1 year	3.06	-2.87	7.23	10.12	8.98

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
1.12%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
12 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 13

Performance Update | 7/31/20	Class C Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World ND Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of July 31, 2020)
				Bloomberg	60% MSCI World ND
				Barclays	Index/40% Bloomberg
	If	If	MSCI World	U.S. Aggregate	Barclays U.S. Aggregate
Period	Held	Redeemed	ND Index	Bond Index	Bond Index
10 years	4.22%	4.22%	9.61%	3.87%	7.54%
5 years	1.29	1.29	7.52	4.47	6.57
1 year	2.35	2.35	7.23	10.12	8.98

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
1.86%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
14 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 15

Performance Update | 7/31/20	Class R Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World ND Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of July 31, 2020)
			Bloomberg	60% MSCI World ND
	Net Asset		Barclays	Index/40% Bloomberg
	Value	MSCI World	U.S. Aggregate	Barclays U.S. Aggregate
Period	(NAV)	ND Index	Bond Index	Bond Index
10 years	4.86%	9.61%	3.87%	7.54%
5 years	1.80	7.52	4.47	6.57
1 year	2.90	7.23	10.12	8.98

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
1.70%	1.45%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
16 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 17

Performance Update | 7/31/20	Class Y Shares

Investment Returns

The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World ND Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of July 31, 2020)
			Bloomberg	60% MSCI World ND
	Net Asset		Barclays	Index/40% Bloomberg
	Value	MSCI World	U.S. Aggregate	Barclays U.S. Aggregate
Period	(NAV)	ND Index	Bond Index	Bond Index
10 years	5.25%	9.61%	3.87%	7.54%
5 years	2.26	7.52	4.47	6.57
1 year	3.31	7.23	10.12	8.98

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
0.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
18 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 19

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)    ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)    transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
       Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund
Based on actual returns from February 1, 2020 through July 31, 2020.
Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/20
Ending Account Value	$979.38	$975.51	$978.42	$980.54
(after expenses)
on 7/31/20
Expenses Paid	$2.41	$5.75	$3.05	$1.23
During Period*
*    Expenses are equal to the Fund’s annualized net expense ratio of 0.49%, 1.17%, 0.62% and 0.25%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.61 $8.94, $6.25 and $4.43 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.14%, 1.82%, 1.27% and 0.90%.
20 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2020 through July 31, 2020.
Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/20
Ending Account Value	$1,022.43	$1,019.05	$1,021.78	$1,023.62
(after expenses)
on 7/31/20
Expenses Paid	$2.46	$5.87	$3.12	$1.26
During Period*
*    Expenses are equal to the Fund’s annualized net expense ratio of 0.49%, 1.17%, 0.62% and 0.25%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.72 $9.12 $6.37 and $4.52 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.14%, 1.82%, 1.27% and 0.90%.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 21

Schedule of Investments | 7/31/20
			Change
			in Net
	Net		Unrealized	Capital
	Realized		Appreciation	Gain	Dividend
Shares	Gain (Loss)		(Depreciation)	Distributions	Income	Value
	AFFILIATED ISSUERS — 99.5%*
	MUTUAL FUNDS — 99.5%
111,755	Pioneer Bond Fund Class K	$ 617	$ 44,822	$ —	$ 35,607	$ 1,141,019
688,363	Pioneer Core Equity Fund	(1,199,258)	2,168,817	467,271	181,547	14,434,981
	Class K
496,549	Pioneer Corporate High Yield	—	(249,136)	—	121,268	4,831,425
	Fund Class Y
313,038	Pioneer Equity Income Fund	686,142	(1,621,383)	416,134	276,074	9,954,619
	Class K
6,908,018	Pioneer Flexible Opportunities	(539,175)	(1,947,939)	—	2,106,435	79,856,684
	Fund Class K
449,952	Pioneer Fund Class K	(29,827)	866,680	—	61,633	14,384,960
346,744	Pioneer Fundamental Growth	42,143	1,079,616	671,674	48,991	10,260,154
	Fund Class K
3,432,332	Pioneer Global Equity Fund	19,782	2,868,245	—	716,833	51,244,710
	Class K
2,306,156	Pioneer International Equity	295,067	475,812	152,924	1,178,985	48,959,698
	Fund Class Y
11,397,551	Pioneer Multi-Asset Income	(1,372,861)	(6,130,409)	—	7,766,968	119,332,363
	Fund Class K
2,068,965	Pioneer Multi-Asset Ultrashort	(568,067)	(503,122)	—	657,048	19,841,369
	Income Fund Class K
1,834,097	Pioneer Strategic Income	1,197,876	142,160	—	614,397	20,009,995
	Fund Class K
	Other affiliated issuers	(712,986)	166,487	1,074,771	928,007	—
	not held at year end
	TOTAL INVESTMENTS IN AFFILIATED ISSUERS
	(Cost $396,488,445)	$ (2,180,547)	$ (2,639,350)	$ 2,782,774	$14,693,793	$394,251,977
	UNAFFILIATED ISSUERS — 0.2%
	MUTUAL FUND — 0.2%
20,300	iShares MSCI Eurozone ETF					$ 764,701
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
	(Cost $732,625)					$ 764,701
	TOTAL INVESTMENTS IN SECURITIES — 99.7%
	(Cost $397,221,070)					$395,016,678
	OTHER ASSETS AND LIABILITIES — 0.3%					$ 1,061,232
	TOTAL NET ASSETS — 100.0%					$396,077,910
*   Affiliated funds managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).
The accompanying notes are an integral part of these financial statements.
22 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2020, aggregated $118,535,562 and $146,562,276, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2020, the Fund did not engage in any cross trade activity.
At July 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $400,370,650 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 25,699,771
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(31,053,743)
Net unrealized depreciation	$ (5,353,972)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of July 31, 2020, in valuing the Fund’s assets:
	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$394,251,977	$—	$—	$394,251,977
Unaffiliated Mutual Fund	764,701	—	—	764,701
Total	$395,016,678	$—	$—	$395,016,678
During the year ended July 31, 2020, there were no transfers between Levels 1, 2, and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 23

Statement of Assets and Liabilities | 7/31/20
ASSETS:
Investments in securities of affiliated funds, at value (cost $396,488,445)	$394,251,977
Investments in unaffiliated issuers, at value (cost $732,625)	764,701
Receivables —
Investment securities sold	5,306,651
Fund shares sold	192,785
Dividends	717,284
Other assets	23,239
Total assets	$401,256,637
LIABILITIES:
Due to custodian	$3,854,074
Payables —
Investment securities purchased	718,650
Fund shares repurchased	452,234
Trustees’ fees	1,632
Due to affiliates	12,005
Accrued expenses	140,132
Total liabilities	$5,178,727
NET ASSETS:
Paid-in capital	$394,925,309
Distributable earnings	1,152,601
Net assets	$396,077,910
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $330,783,541/30,269,335 shares)	$10.93
Class C (based on $62,212,948/6,256,654 shares)	$9.94
Class R (based on $1,602,295/147,538 shares)	$10.86
Class Y (based on $1,479,126/133,178 shares)	$11.11
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.93 net asset value per share/100%-5.75%
maximum sales charge)	$11.60

The accompanying notes are an integral part of these financial statements.
24 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Statement of Operations
FOR THE YEAR ENDED 7/31/20
INVESTMENT INCOME:
Dividend income from underlying affiliated issuers	$14,693,793
Dividends income from unaffiliated issuers	34,277
Interest	11,427
Total investment income		$14,739,497
EXPENSES:
Administrative expense	$196,797
Transfer agent fees
Class A	296,266
Class C	26,435
Class R	98
Class Y	2,121
Distribution fees
Class A	830,640
Class C	686,506
Class R	5,537
Shareowner communications expense	148,963
Custodian fees	8,777
Registration fees	71,750
Professional fees	69,597
Printing expense	37,670
Pricing fees	100
Trustees’ fees	17,062
Insurance expense	5,208
Miscellaneous	23,264
Total expenses		$2,426,791
Net investment income		$12,312,706
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$263,160
Investments in underlying affiliated funds	(2,180,547)
Capital gain distributions from underlying
affiliated funds	2,782,774	$865,387
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$32,076
Investments in underlying affiliated funds	(2,639,350)	$(2,607,274)
Net realized and unrealized gain (loss) on investments		$(1,741,887)
Net increase in net assets resulting from operations		$10,570,819

The accompanying notes are an integral part of these financial statements.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 25

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	7/31/20	7/31/19
FROM OPERATIONS:
Net investment income (loss)	$12,312,706	$12,044,799
Net realized gain (loss) on investments	865,387	14,977,221
Change in net unrealized appreciation (depreciation)
on investments	(2,607,274)	(35,439,953)
Net increase (decrease) in net assets resulting
from operations	$10,570,819	$(8,417,933)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.72 and $0.61 per share, respectively)	$(21,592,985)	$(19,411,188)
Class C ($0.64 and $0.51 per share, respectively)	(4,366,055)	(4,152,900)
Class R ($0.67 and $0.59 per share, respectively)	(60,137)	(64,328)
Class Y ($0.75 and $0.63 per share, respectively)	(99,948)	(77,347)
Total distributions to shareowners	$(26,119,125)	$(23,705,763)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$34,711,645	$62,652,210
Reinvestment of distributions	25,829,400	23,230,250
Cost of shares repurchased	(77,488,192)	(124,650,763)
Net decrease in net assets resulting from Fund
share transactions	$(16,947,147)	$(38,768,303)
Net decrease in net assets	$(32,495,453)	$(70,891,999)
NET ASSETS:
Beginning of year	$428,573,363	$499,465,362
End of year	$396,077,910	$428,573,363
The accompanying notes are an integral part of these financial statements.
26 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/20	7/31/20	7/31/19	7/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,322,942	$25,014,421	3,984,693	$46,169,679
Reinvestment of distributions	1,899,167	21,346,642	1,854,341	19,173,928
Less shares repurchased	(4,908,594)	(52,937,950)	(6,415,867)	(72,577,768)
Net (decrease)	(686,485)	$(6,576,887)	(576,833)	$(7,234,161)
Class C
Shares sold	769,027	$7,623,341	1,421,159	$14,479,540
Reinvestment of distributions	422,177	4,331,539	412,953	3,923,059
Less shares repurchased	(2,346,360)	(23,039,813)	(4,701,030)	(49,729,859)
Net (decrease)	(1,155,156)	$(11,084,933)	(2,866,918)	$(31,327,260)
Class R
Shares sold	63,975	$644,248	32,448	$363,534
Reinvestment of distributions	5,384	60,137	6,280	64,328
Less shares repurchased	(9,573)	(104,647)	(66,231)	(760,573)
Net increase (decrease)	59,786	$599,738	(27,503)	$(332,711)
Class Y
Shares sold	132,410	$1,429,635	143,892	$1,639,457
Reinvestment of distributions	7,983	91,082	6,571	68,935
Less shares repurchased	(143,468)	(1,405,782)	(140,020)	(1,582,563)
Net increase (decrease)	(3,075)	$114,935	10,443	$125,829

The accompanying notes are an integral part of these financial statements.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 27

Financial Highlights
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class A
Net asset value, beginning of period	$11.29	$12.12	$11.89	$11.35	$12.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.34	$0.32	$0.20	$0.17	$0.20
Net realized and unrealized gain (loss) on investments	0.02	(0.54)	0.25	0.61	(0.50)
Net increase (decrease) from investment operations	$0.36	$(0.22)	$0.45	$0.78	$(0.30)
Distributions to shareowners:
Net investment income	$(0.36)	$(0.34)	$(0.22)	$(0.24)	$(0.27)
Net realized gain	(0.36)	(0.27)	—	—	(0.86)
Total distributions	$(0.72)	$(0.61)	$(0.22)	$(0.24)	$(1.13)
Net increase (decrease) in net asset value	$(0.36)	$(0.83)	$0.23	$0.54	$(1.43)
Net asset value, end of period	$10.93	$11.29	$12.12	$11.89	$11.35
Total return (b)	3.06%	(1.32)%	3.79%	7.04%	(2.11)%
Ratio of net expenses to average net assets†	0.49%	0.45%	0.57%	0.68%	0.67%
Ratio of net investment income (loss) to average net assets†^	3.16%	2.82%	1.67%	1.51%	1.77%
Portfolio turnover rate	30%	44%	146%	27%	16%
Net assets, end of period (in thousands)	$330,784	$349,505	$382,265	$114,528	$125,608

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
28 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class C
Net asset value, beginning of period	$10.32	$11.12	$10.92	$10.44	$11.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.25	$0.20	$0.15	$0.09	$0.12
Net realized and unrealized gain (loss) on investments	0.01	(0.49)	0.19	0.55	(0.47)
Net increase (decrease) from investment operations	$0.26	$(0.29)	$0.34	$0.64	$(0.35)
Distributions to shareowners:
Net investment income	$(0.28)	$(0.24)	$(0.14)	$(0.16)	$(0.19)
Net realized gain	(0.36)	(0.27)	—	—	(0.86)
Total distributions	$(0.64)	$(0.51)	$(0.14)	$(0.16)	$(1.05)
Net increase (decrease) in net asset value	$(0.38)	$(0.80)	$0.20	$0.48	$(1.40)
Net asset value, end of period	$9.94	$10.32	$11.12	$10.92	$10.44
Total return (b)	2.35%	(2.14)%	3.09%	6.26%	(2.81)%
Ratio of net expenses to average net assets†	1.17%	1.19%	1.27%	1.38%	1.37%
Ratio of net investment income (loss) to average net assets†^	2.50%	1.96%	1.33%	0.84%	1.10%
Portfolio turnover rate	30%	44%	146%	27%	16%
Net assets, end of period (in thousands)	$62,213	$76,524	$114,266	$49,277	$59,444

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 29

Financial Highlights (continued)
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class R
Net asset value, beginning of period	$11.19	$12.04	$11.83	$11.30	$12.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.31	$0.23	$0.05	$0.11	$0.15
Net realized and unrealized gain (loss) on investments	0.03	(0.49)	0.37	0.65	(0.47)
Net increase (decrease) from investment operations	$0.34	$(0.26)	$0.42	$0.76	$(0.32)
Distributions to shareowners:
Net investment income	$(0.31)	$(0.32)	$(0.21)	$(0.23)	$(0.30)
Net realized gain	(0.36)	(0.27)	—	—	(0.86)
Total distributions	$(0.67)	$(0.59)	$(0.21)	$(0.23)	$(1.16)
Net increase (decrease) in net asset value	$(0.33)	$(0.85)	$0.21	$0.53	$(1.48)
Net asset value, end of period	$10.86	$11.19	$12.04	$11.83	$11.30
Total return (b)	2.90%	(1.64)%	3.49%	6.89%	(2.34)%
Ratio of net expenses to average net assets†	0.62%	0.78%	0.79%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets†^	2.86%	2.05%	0.42%	0.98%	1.28%
Portfolio turnover rate	30%	44%	146%	27%	16%
Net assets, end of period (in thousands)	$1,602	$982	$1,388	$31	$14
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets†	0.62%	1.03%	0.86%	1.38%	1.58%
Net investment income (loss) to average net assets^	2.86%	1.80%	0.35%	0.50%	0.60%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
30 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class Y
Net asset value, beginning of period	$11.46	$12.29	$12.06	$11.51	$12.94
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.38	$0.39	$0.26	$0.19	$0.26
Net realized and unrealized gain (loss) on investments	0.02	(0.59)	0.22	0.63	(0.53)
Net increase (decrease) from investment operations	$0.40	$(0.20)	$0.48	$0.82	$(0.27)
Distributions to shareowners:
Net investment income	$(0.39)	$(0.36)	$(0.25)	$(0.27)	$(0.30)
Net realized gain	(0.36)	(0.27)	—	—	(0.86)
Total distributions	$(0.75)	$(0.63)	$(0.25)	$(0.27)	$(1.16)
Net increase (decrease) in net asset value	$(0.35)	$(0.83)	$0.23	$0.55	$(1.43)
Net asset value, end of period	$11.11	$11.46	$12.29	$12.06	$11.51
Total return (b)	3.31%	(1.14)%	3.94%	7.33%	(1.85)%
Ratio of net expenses to average net assets†	0.25%	0.27%	0.40%	0.47%	0.40%
Ratio of net investment income (loss) to average net assets†^	3.44%	3.37%	2.14%	1.67%	2.22%
Portfolio turnover rate	30%	44%	146%	27%	16%
Net assets, end of period (in thousands)	$1,479	$1,562	$1,547	$698	$1,107

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
†
In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

^	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 31

Notes to Financial Statements | 7/31/20
1. Organization and Significant Accounting Policies
Pioneer Solutions – Balanced Fund (the “Fund”) is the sole series of Pioneer Asset Allocation Trust (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.
The Fund is a “fund of funds”. The Fund seeks to achieve its investment objective by investing primarily in other funds (“underlying funds”). The Fund may also invest directly in securities and use derivatives. The Fund invests primarily in funds managed by Amundi Pioneer Asset Management, Inc. The Fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds (“ETFs”). The Fund indirectly pays a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund results in more direct and indirect expenses than direct investment in the applicable underlying funds.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of July 31, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
32 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Shares of open-end registered investment companies (including exchange-traded funds and money market mutual funds) are valued at such funds’ net asset value.
Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value, are valued at such fund’s net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 33

natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At July 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2020, the Fund did not accrue any interest or
34 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$12,787,400	$12,789,893
Long-term capital gains	13,331,725	10,915,870
Total	$26,119,125	$23,705,763
The following shows the components of distributable earnings on a federal income tax basis at July 31, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$4,872,401
Undistributed long-term capital gains	1,634,172
Unrealized appreciation/(depreciation)	(5,353,972)
Total	$1,152,601
The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $53,226 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2020.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 35

F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively.
The Fund may gain exposure to insurance-linked securities by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund did not invest in Pioneer ILS Interval Fund at July 31, 2020.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that
36 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 37

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2.   Management Agreement
The Adviser manages the Fund’s portfolio. The Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests primarily in funds managed by the Adviser.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $0 payable to the Adviser at July 31, 2020.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce fund expenses to 0.70%, 1.45% and 0.78% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through December 1, 2020. There can be no assurance that the Adviser, will extend the expense limitation agreement for a class of shares beyond the date referred to above.
3.   Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications
Class A	$133,039
Class C	15,824
Class R	100
Total	$148,963

38 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $12,005 in distribution fees payable to the Distributor at July 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2020, CDSCs in the amount of $6,543 were paid to the Distributor.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 39

5. Transactions in Underlying Funds
An affiliated issuer may be considered one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the Fund assumes the following to be affiliated issuers:
					Net	Change in
			Reinvestment		Realized	unrealized
Underlying	Beginning		of		gain	appreciation	Ending
Funds (Affiliated)	Value	Purchases	Dividends	Sales	(loss)	(depreciation)	Value
Pioneer Bond Fund
Class K	$889,981	$390,800	$35,607	$(220,808)	$617	$44,822	$1,141,019
Pioneer Core Equity
Fund Class K	17,537,320	4,875,990	181,547	(9,129,435)	(1,199,258)	2,168,817	14,434,981
Pioneer Corporate
High Yield Fund
Class Y	—	4,959,293	121,268	—	—	(249,136)	4,831,425
Pioneer Equity Income
Fund Class K	13,341,018	5,388,867	276,074	(8,116,099)	686,142	(1,621,383)	9,954,619
Pioneer Flexible
Opportunities Fund
Class K	73,181,510	11,026,918	2,106,435	(3,971,065)	(539,175)	(1,947,939)	79,856,684
Pioneer Fund Class K	—	13,664,605	61,633	(178,131)	(29,827)	866,680	14,384,960
Pioneer Fund Class Y	13,278,000	2,441,460	70,442	(15,616,460)	1,105,667	(1,279,109)	—
Pioneer Fundamental
Growth Fund Class K	11,841,597	834,215	48,991	(3,586,408)	42,143	1,079,616	10,260,154
Pioneer Global Equity
Fund Class K	45,580,558	3,345,193	716,833	(1,285,901)	19,782	2,868,245	51,244,710
Pioneer ILS
Interval Fund	13,554,404	—	—	(13,181,347)	(1,818,653)	1,445,596	—
Pioneer International
Equity Fund Class Y	48,839,703	152,925	1,178,985	(1,982,794)	295,067	475,812	48,959,698
Pioneer Multi-Asset
Income Fund Class K	123,782,710	1,544,237	7,766,968	(6,258,282)	(1,372,861)	(6,130,409)	119,332,363
Pioneer Multi-Asset
Ultrashort Income
Fund Class K	39,647,634	33,384,599	657,048	(52,776,723)	(568,067)	(503,122)	19,841,369
Pioneer Strategic
Income Fund Class K	26,097,514	14,887,526	614,397	(22,929,478)	1,197,876	142,160	20,009,995
Total	$427,571,949	$96,896,628	$13,836,228	$(139,232,931)	$(2,180,547)	$(2,639,350)	$394,251,977
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundipioneer.com/us.
40 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Asset Allocation Trust and the Shareholders of
Pioneer Solutions – Balanced Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Solutions – Balanced Fund (the “Fund”) (one of the funds constituting Pioneer Asset Allocation Trust (the “Trust”)), including the schedule of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Solutions – Balanced Fund at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 41

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
September 29, 2020
42 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 43

in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
44 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

ADDITIONAL INFORMATION (unaudited)
For the year ended July 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV. The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 20.93%.
Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 45

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
46 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Independent Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities	processing provider for financial
	or removal.	services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP	Chairman, The Lakeville Journal
Jr. (69)	Serves until a successor	(law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive
	earlier retirement	Vice President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 47

Independent Trustees (continued)
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (75)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International
	2014 - 2017). Serves	Investments Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (72)	Trustee since 2005.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

48 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Consultant (investment company services) (2012 – present); Executive	None
Trustee	Serves until a successor	Vice President, BNY Mellon (financial and investment company services)
	trustee is elected or	(1969 – 2012); Director, BNY International Financing Corp. (financial
	earlier retirement	services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services,
Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 49

Interested Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director,
Chief Executive Officer	trustee is elected or	CEO and President of Amundi Pioneer Asset Management, Inc. (since
	earlier retirement	September 2014); Director, CEO and President of Amundi Pioneer
	or removal	Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September
2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi
Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset
Management, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA,
	trustee is elected or	Inc. (investment management firm); Director and Executive Vice President
	earlier retirement	and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008);
	or removal	Executive Vice President and Chief Investment Officer, U.S. of Amundi
Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio
Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc.
(since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
50 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

Fund Officers
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2005. Serves at	Vice President and Associate General Counsel of Amundi Pioneer since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi Pioneer from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at	Fund Governance Director of Amundi Pioneer since December 2006 and	None
Assistant Secretary	the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
	the Board	Fund Governance of Amundi Pioneer from December 2003 to November
2006; and Senior Paralegal of Amundi Pioneer from January 2000 to
November 2003
Thomas Reyes (57)	Since 2010. Serves at	Assistant General Counsel of Amundi Pioneer since May 2013 and	None
Assistant Secretary	the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel
	the Board	of Amundi Pioneer from June 2007 to May 2013
Mark E. Bradley (60)	Since 2008. Serves at	Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the	None
Treasurer and Chief	the discretion of	Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer
Financial and	the Board	from March 2004 to February 2008; and Assistant Treasurer of all of the
Accounting Officer		Pioneer Funds from March 2004 to February 2008
Luis I. Presutti (55)	Since 2005. Serves at	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of	None
Assistant Treasurer	the discretion of	all of the Pioneer Funds
the Board
Gary Sullivan (62)	Since 2005. Serves at	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board

Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20 51

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (48)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of
Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2006. Serves	Vice President – Amundi Pioneer Asset Management; and Anti-Money	None
Anti-Money Laundering	at the discretion of	Laundering Officer of all the Pioneer Funds since 2006
Officer	the Board

52 Pioneer Solutions – Balanced Fund | Annual Report | 7/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www. amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19417-14-0920

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $20,400 payable to Ernst & Young LLP for the year ended July 31, 2020 and $20,000 for the year ended July 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,189 payable to Ernst & Young LLP for the year ended July 31, 2020 and $8,028 for the year ended July 31, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered  into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended July 31 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,189 payable to Ernst & Young LLP for the year ended
July 31, 2020 and $8,028 for the year ended July 31, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Asset Allocation Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 9, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 9, 2020

* Print the name and title of each signing officer under his or her signature.